Exhibit 10.3

FIFTH AMENDMENT TO THE THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This FIFTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 24, 2011, by and among the following parties:

(i)	P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as Seller;

(ii)	Peabody energy corporation, A Delaware corporation, as Servicer;

(iii)	the various Persons identified on the signature pages hereto as Sub-Servicers;

(iv)	MARKET STREET FUNDING LLC (“Market Street”) , as a Conduit Purchaser and as a Related Committed Purchaser;

(v)	PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street's Purchaser Group, as LC Bank, as an LC Participant and as Administrator;

(vi)	ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser; and

(vii)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as a Related Committed Purchaser, as Purchaser Agent for Atlantic's Purchase Group and as an LC Participant.
BACKGROUND
1.    The parties hereto are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of January 25, 2010 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
2.    The parties hereto desire to amend and supplement the Receivables Purchase Agreement and to provide for the repayment of Atlantic's outstanding Capital, in each case, on the terms and subject to the conditions set forth herein.
3.    Concurrently herewith, the Fee Letters for each of Market Street's and Atlantic's Purchaser Groups are being amended and restated (such amended and restated Fee Letters, the “A&R Fee Letters”).
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.    Defined Terms. Capitalized terms used but not otherwise defined herein (including, without limitation, capitalized terms used in the above preamble and background section) have the respective meanings set forth in the Receivables Purchase Agreement defined below. As used herein, the following terms have the respective meanings set forth below:
“Adjusted Pro Rata Share” means, with respect to any LC Participant at any time, a fraction, expressed as a percentage, (a) the numerator of which is LC Funding Exposure of such LC Participant, and (b) the denominator of which is the LC Participation Amount.
“Exposure” means, with respect to any Purchaser Group at any time, an amount determined pursuant to the following formula:
EXP = PRS x (AC + LCPA)
where:
AC    =    the Aggregate Capital;
EXP    =    the Exposure of such Purchaser Group;
LCPA    =    the LC Participation Amount; and
PRS     =    such LC Participant's Pro Rata Share.
“LC Funding Exposure” means, with respect to any LC Participant at any time, the lesser of (a) the LC Participation Amount and (b) an amount determined pursuant to the following formula, but not less than zero ($0):
LCFE    =    (PRS x LCPA) - {C - (AC x PRS)}
where:
AC    =    the Aggregate Capital;

C	= the aggregate Capital held by all Purchasers in such LC Participant's Purchaser Group;

LCFE	= the LC Funding Exposure of such LC Participant's
Purchaser Group;
LCPA    =    the LC Participation Amount; and
PRS     =    such LC Participant's Pro Rata Share.
“LC Reimbursement Investment” means (a) any Investment deemed requested by the Seller pursuant to Section 1.1(b) or 1.16(b) of the Receivables Purchase Agreement and (b) any amount required to be funded by an LC Participant to the LC Bank pursuant to Sections 1.4(f), 1.16(c) or 1.17(b) of the Receivables Purchase Agreement (including, without limitation, in respect of any participation advance under the Receivables Purchase Agreement).

“Market Street Funded Percentage” means a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Capital held by Market Street's Purchaser Group, and (b) the denominator of which is the aggregate outstanding Capital held by all Purchaser Groups.
“Ordinary Investment” means any Investment requested by the Seller in accordance with Section 1.2(a) of the Receivables Purchase Agreement. For the avoidance of doubt, no LC Reimbursement Investment shall constitute an “Ordinary Investment”.
SECTION 2.    Certain Amendments to the Receivables Purchase Agreement. Notwithstanding the requirement set forth in the Receivables Purchase Agreement that all Investments shall be made and funded by the Purchasers of the various Purchaser Groups ratably based on the aggregate Commitments of the Related Committed Purchasers in their respective Purchaser Groups or based upon the respective Pro Rata Shares of the LC Participants, the parties hereto agree that unless and until otherwise agreed to in writing by the parties hereto:
(a)    Each Ordinary Investment to be made under the Receivables Purchase Agreement on or after the date hereof shall be made and funded entirely by the Purchasers in Market Street's Purchaser Group, rather than by the Purchasers in Atlantic's Purchaser Group, until the Group Capital of Market Street's Purchaser Group equals the Group Commitment of Market Street's Purchaser Group.
(b)    Any Ordinary Investment or portion thereof to be made under the Receivables Purchase Agreement at any time when the Group Capital of Market Street's Purchaser Group equals the Group Commitment of Market Street's Purchaser Group shall be made and funded by the Purchasers in Atlantic's Purchaser Group.
(c)    In the event that any LC Reimbursement Investment is required to be made by the Purchasers under the Receivables Purchase Agreement, such LC Reimbursement Investment shall be funded as follows:
(i)    if the Market Street Funded Percentage at such time exceeds the Percentage of Market Street's Purchaser Group, such LC Reimbursement Investment shall be funded entirely by the Purchasers in Atlantic's Purchaser Group, rather than by the Purchasers in Market Street's Purchaser Group, until the Market Street Funded Percentage equals the Percentage of Market Street's Purchaser Group; and
(ii)    if the Market Street Funded Percentage at such time equals the Percentage of Market Street's Purchaser Group, such LC Reimbursement Investment or portion thereof shall be funded by Market Street's and Atlantic's respective Purchaser Groups ratably in accordance with the terms of the Receivables Purchase Agreement (as in effect prior to giving effect to this Amendment) based on the aggregate Commitments of the Related Committed Purchasers in their respective Purchaser Groups or based upon the respective Pro Rata Shares of the LC Participants, as the case may be.
(d)    The reference to the term “Pro Rata Share” in sub-clause (i)(B) of the proviso to Section 1.1(a) of the Receivables Purchase Agreement shall be deemed to be a reference to the term “Adjusted Pro Rata Share” as defined in this Amendment. In addition and notwithstanding Section 1.16(a) of the Receivables Purchase Agreement, at any time of determination, each LC Participant's participation in each Letter of Credit and each drawing thereunder shall be an amount equal to such LC Participant's Adjusted Pro Rata Share at such time of the face amount of such Letter of Credit and the amount of such drawing, respectively.

(e)    For the avoidance of doubt, the references to “Pro Rata Share” in Section 4.7(h) of the Receivables Purchase Agreement and in the definitions of “Majority LC Participants” and “Required LC Participants” set forth in Exhibit I to the Receivables Purchase Agreement shall remain references to “Pro Rata Share” and are not amended or otherwise modified hereby.
(f)    For the avoidance of doubt, (i) the foregoing shall not be construed to require any Purchaser to make or fund any Investment unless all the conditions precedent therefor set forth in the Receivables Purchase Agreement have been satisfied, (ii) no Purchaser's Commitment is being increased or reduced hereby, (iii) no Purchaser Group's Group Commitment is being increased or reduced hereby and (iv) no Purchaser shall be required to make or fund any Investment or portion thereof that would cause (x) such Purchaser's aggregate outstanding Capital to exceed its Commitment or (y) the Exposure of such Purchaser's Purchaser Group to exceed the Group Commitment of such Purchaser Group.
SECTION 3.    Non-Ratable Repayment of Atlantic's Capital; Investment by Market Street.
(a)    As of the date hereof and prior to giving effect to this Amendment, Atlantic's aggregate outstanding Capital is $9,090,909 (the “Atlantic Capital”), and all the Capital being funded by the Purchasers in Atlantic's Purchaser Group is being funded by Atlantic.
(b)    The Seller shall repay the Atlantic Capital in full on the date hereof, and the parties hereto agree that this Amendment shall constitute an Investment Notice pursuant to Section 1.2(a) of the Receivables Purchase Agreement notwithstanding that such Investment Notice is not being delivered in the form of Annex B to the Receivables Purchase Agreement. The Seller hereby requests that the Purchasers in Market Street's Purchaser Group make an Investment on the date hereof in an amount of Capital equal to the Atlantic Capital (such Investment, the “Market Street Investment”). For administrative convenience, the Seller hereby requests that the Purchasers in Market Street's Purchaser Group fund the Capital of the Market Street investment by wire transfer to Atlantic's account specified below, and the amount so transferred at the Seller's direction shall be applied as a repayment by the Seller of the Atlantic Capital. Atlantic's account for such purpose is the following:
Bank:        Credit Agricole CIB New York Branch
ABA:        026008073
Account #:    01-25680-0001-00-001
Attention:    Kristen Kuo
Reference:     P&L Receivables Company, LLC

(c)    All unpaid Discount and Fees that accrued prior to the date hereof on or with respect to the Atlantic Capital shall be paid on the Monthly Settlement Date first occurring after the date hereof in accordance with the terms of the Receivables Purchase Agreement and the other Transaction Documents.
(d)    After giving effect to the foregoing repayment of the Atlantic Capital and funding of the Market Street Investment:

(i)    the Aggregate Capital shall be $25,000,000;
(ii)    the aggregate outstanding Capital funded by Market Street shall be $25,000,000;
(iii)    the aggregate outstanding Capital funded by the Purchasers in Atlantic's Purchaser Group shall be zero ($0);
(iv)    the LC Participation Amount shall be $61,557,343;
(v)    the LC Funding Exposure of the LC Participant in Market Street's Purchaser Group shall be $30,081,946;
(vi)    the LC Funding Exposure of the LC Participant in Atlantic's purchaser Group shall be $31,475,397;
(vii)    the Adjusted Pro Rata Share of the LC Participant in Market Street's Purchaser Group shall be 48.87%;
(viii)    the Adjusted Pro Rata Share of the LC Participant in Atlantic's Purchaser Group shall be 51.13%;
(ix)    the Exposure of Market Street's Purchaser Group shall be $55,081,946; and
(x)    the Exposure of Atlantic's Purchaser Group shall be $31,475,397.
(e)    Notwithstanding the foregoing, and for the avoidance of doubt, no Purchaser in Market Street's Purchaser Group shall be required to make or fund the Market Street Investment unless all the conditions precedent thereto set forth in the Receivables Purchaser Agreement (including, without limitation, those set forth in Section 2 of Exhibit II to the Receivables Purchase Agreement) have been satisfied; provided, however, that he provision of Section 1.2(a) of the Receivables Purchase Agreement requiring that each Investment Notice be delivered two Business Days prior to such Investment is hereby waived solely with respect to the Market Street Investment.
Section 4.    Additional Amendment to the Receivables Purchase Agreement. Section 1.4(h) of the Receivables Purchase Agreement is hereby amended by replacing the last sentence of such Section in its entirety with the following:
Notwithstanding the foregoing and for the avoidance of doubt, each Related Committed Purchaser's and LC Participant's obligation to fund any such Investment or drawing pursuant to this Section 1.4(h) shall be subject in all respects to the limitations set forth in the proviso to Section 1.1(a).
SECTION 5.    Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchaser as follows:
(a)    Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended herby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.
(c)    No Default. Immediately after giving effect to this Amendment, no Termination Event or Unmatured Termination Event shall exist.
SECTION 6.    Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment become effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the receivables Purchase Agreement other than as set forth herein.
SECTION 7.    Conditions Precedent and Subsequent to Effectiveness. This Amendment shall be effective as of the date hereof upon:
(a)    receipt by the Administrator of counterparts of this Amendment duly executed by each of the parties hereto; and
(b)    receipt by each Purchaser Agent of counterparts of the A&R Fee Letter for its Purchaser Group duly executed by each of the parties thereto.
SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
SECTION 10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC,
As Seller

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY ENERGY CORPORATION,
As initial Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY ARCLAR MINING, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY MIDWEST MINING, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

TWENTYMILE COAL, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY CABALLO MINING, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

COALSALES II, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY WESTERN COAL COMPANY,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY POWDER RIVER MINING, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY HOLDING COMPANY, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY COALTRADE, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY COALSALES, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

MARKET STREET FUNDING, LLC, as a Conduit Purchaser and as a Related Committed Purchaser

/s/ Doris J. Hearn
By:
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street's Purchaser Group

/s/ Robyn A. Reeher
By:
Name: Robyn A. Reeher
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

/s/ Richard C. Munsick
By:
Name: Richard C. Munsick
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

/s/ Robyn A. Reeher
By:
Name: Robyn A. Reeher
Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By: Credit Agricole Corporate and Investment Bank, as attorney-in-fact

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Purchaser Agent for Atlantic's Purchaser Group

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Related Committed Purchaser
/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an LC Participant
/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director